UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2012

CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-05474	75-2571032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Seventeenth Floor, Xin Hui Mansion, Gaoxin Road, Hi-Tech Zone, XI’AN P.R. CHINA
(Address of principal executive offices)

710075
(Zip Code)

+86.29.8833.1685
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)	Resignation of independent registered public accounting firm

Effective May 23, 2012, Parker Randall CF (H.K.) CPA Limited (“Parker Randall”) resigned as China Changjiang Mining & New Energy Co., Ltd.’s (the “Company”) independent registered public accounting firm.

The reports of Parker Randall on the Company’s financial statements as of and for the years ended December 31, 2010 and December 31, 2009 contained no adverse opinion or disclaimer of opinion nor were any such reports  qualified or modified as to uncertainty, audit scope, or accounting principle.

During the recent fiscal years ending December 31, 2010 and December 31, 2009 and through the date of this Current Report, there have been no (i) disagreements with Parker Randall on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Parker Randall’s satisfaction, would have caused Parker Randall to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Parker Randall with a copy of the above disclosures and requested that Parker Randall furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement.  A copy of Parker Randall’s letter, dated September 3, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On August 20, 2012, the Company engaged MaloneBailey LLP (“MaloneBailey”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2010 and December 31, 2009, and through the date of this Current Report, the Company has not consulted MaloneBailey regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Parker Randall CF (H.K.) CPA Limited, dated September 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD.

Date: September 3, 2012	By:	/s/ Chen Wei Dong
Chen Wei Dong
Chief Executive Officer and President